UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

September 27, 2012 (September 27, 2012)

VOYAGER OIL & GAS, INC.

(Exact name of registrant as specified in its charter)

Montana	1-35097	77-0639000
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1600 Broadway, Suite 1040
Denver, Colorado 80202

(Address of principal executive offices, including zip code)

(303) 323-0008

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Voyager Oil & Gas, Inc. (doing business under the assumed business name Emerald Oil, Inc.) (the “Company”) is filing a revised Specimen Stock Certificate for its common stock, par value $0.001 per share, as Exhibit 4.1 hereto, which replaces and supersedes the Specimen Stock Certificate for such common stock previously filed with the Securities and Exchange Commission.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed in accordance with the provisions of Item 601 of Regulation S-K:

Exhibit	Exhibit Description

4.1	Specimen Stock Certificate for the common stock, par value $0.001 per share, of Voyager Oil & Gas, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

VOYAGER OIL & GAS, INC. (Doing business under the assumed business name Emerald Oil, Inc.)

By: /s/ Mitchell R. Thompson Mitchell R. Thompson Chief Accounting Officer

Date: September 27, 2012

EXHIBIT INDEX

Exhibit	Exhibit Description

4.1	Specimen Stock Certificate for the common stock, par value $0.001 per share, of Voyager Oil & Gas, Inc.